UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 11, 2010

PRESTIGE BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32433 (Commission File Number)	20-1297589 (IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
 (Address of Principal Executive Offices)

(914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appoint of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 11, 2010, the Board of Directors of Prestige Brands Holdings, Inc. (the “Company”) appointed Charles Hinkaty to the Board of Directors.  At this time, Mr. Hinkaty has not been appointed to any committees of the Board of Directors.  A subsequent Form 8-K will be filed with the Securities and Exchange Commission upon Mr. Hinkaty's appointment to any committees of the Board of Directors.

Item 7.01.    Regulation FD Disclosure

On May 17, 2010, the Company issued the press release that is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein announcing the matter described in Item 5.02 of this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date:  May 17, 2010

By:	/s/ Eric S. Klee
Name:	Eric S. Klee
Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 17, 2010 announcing the appointment of Charles Hinkaty to Registrant’s Board of Directors.